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                                                                     EXHIBIT 4.1

                             [ARTIFICIAL LIFE LOGO]

                             artificial life, inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[NUMBER SEAL]                                                     [SHARES SEAL]

COMMON STOCK                                SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP 04314Q 10 5

THIS CERTIFIES THAT



is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

                             ARTIFICIAL LIFE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, all as in effect from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                        [ARTIFICIAL LIFE CORPORATE SEAL]


          Treasurer                                              President

Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, N.Y.)
                              TRANSFER AGENT
                               AND REGISTRAR



                        AUTHORIZED SIGNATURE
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                             ARTIFICIAL LIFE, INC.

   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common
     TEN ENT  - as tenants by the entirety
     JT TEN   - as joint tenants with right of
                survivorship and not as tenants
                in common
     COM PROP - as community property

UNIF GIFT MIN ACT - ___________ Custodian _________________
                     (Cust)                 (Minor)

                    under Uniform Gifts to Minors
                    Act ___________________________________
                         (State)

    Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

   For value received, ___________________________ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,_____________________        _____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




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
AMERICAN BANK NOTE COMPANY                        PRODUCTION COORDINATOR: DAVID SOKOLOFF: 215-830-2197
   680 BLAIR MILL ROAD                                        PROOF OF NOVEMBER 11, 1998
    HORSHAM, PA 19044                                           ARTIFICIAL LIFE, INC.
     (215) 657-3480                                                   H 59548 bk
SALES: DAN BURNS: 617-786-7600                         OPERATOR:                JW/eg
NET/BANKNOTE/HOME 40/A-5/ARTIFICIAL 59548                             NEW
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